SUP-0101-0816

AB GLOBAL THEMATIC GROWTH FUND, INC.

-AB Global Thematic Growth Fund

Supplement dated August 4, 2016 to the Prospectus and Summary Prospectus dated October 30, 2015 (the “Prospectuses”), offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of AB Global Thematic Growth Fund (the “Fund”).

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The Board of Directors (the “Board”) of the Fund has approved changes to the Fund’s name to “AB Sustainable Global Thematic Fund” and to the Fund’s principal investment strategy to reflect a focus on investing in securities of companies that are positively exposed to sustainable investment themes. The following amendments to the Fund’s name and principal investment strategies, which do not require stockholder approval, will be effective on November 1, 2016:

References in the Prospectuses to the Fund’s name are changed to “AB Sustainable Global Thematic Fund”.

The first three paragraphs under the section “Principal Strategies” are replaced by the following:

The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes. This policy may not be changed without 60 days’ prior written notice to shareholders.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. Examples of these themes may include energy transformation, resource preservation, equality and opportunity, and improving human health and safeguarding lives, and the themes are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The following risk factor is added in the section “Principal Risks”:

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for nonfinancial reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0816